Exhibit 10.30

UNILATERAL OPTION CONTRACT FOR THE SALE,

EXPLORATION AND ESTABLISHMENT OF COLLATERAL

ON THE OWNERSHIP OF MINING CONCESSIONS,

entered into by,

César Octavio Albelais Boido

(“Albelais Boido”),

on his own rights,

with the consent of his spouse,

Mrs. Delfina Yolanda Leon Reyes

(“Mrs. Albelais Boido”)

and

Jassany Margarita Albelais Valenzuela

(“Albelais Valenzuela”,

on her own rights,

with the consent of his spouse,

Mr. Carlos Damian Arvizu Romero,

(“Mr. Arvizu”)

on one hand,

and

Minera LSG S.A. de C.V.

(“LSG”)

represented by Rodney Alan Blakestad

on the other hand,

pursuant to the followinf declarations and clauses:

DECLARATIONS

UNDER OATH

I.

By Albelais Boido:

He is the sole owner, under the full and imperturbed exercise of the rights derived from the mining concession on lot “Marisol”, with an area of 226 has. (two hundred twenty-six hectares), located in the Township of Santa Ana, Sonora, as shown in title number 220,813 (two hundred twenty thousand eight hundred thirteen), in force, registered under record number 193 (one hundred ninety-three), on page 97 (ninety-seven) of volume 339 (three hundred thirty-nine) of the General Book of Mining Concessions of the Public Mining Registry, on the 8th (eighth) of October 2003 (two thousand three).

II.

By Albelais Valenzuela:

She is the sole owner, under the full and imperturbed exercise of the rights derived from the mining concession on lot “La Víbora No. 2”, with an area of 24 has. (twenty-four hectares), located in the Township of Santa Ana, Sonora, as shown in title number 177,274 (one hundred seventy-seven thousand two hundred seventy-four), in force, registered under record number 314 (three hundred fourteen), on page 79 (seventy-nine) of volume 239 (two hundred thirty-nine) of the General Book of Mining Concessions of the Public Mining Registry, on the 18th (eighteenth) of March 1986 (nineteen eighty-six).

The concession on lot “La Víbora No. 2” was issued in favor of Ramón Robles Valenzuela on the 17th (seventeenth) of March 1986 (nineteen eighty-six), which was then assigned to Albelais Valenzuela through total conveyance for consideration executed through public deed 4,522 (four thousand five hundred twenty-two), book number 42 (forty-two), volume fourteenth, under the faith of José Alvarez Llera, notary public number 49 (forty-nine), practicing in Magdalena de Kino, Sonora, on the 11th (eleventh) day of March 1996 (nineteen ninety-six), registered * under the book of Mining Acts, Contracts and Agreements of the Mining Public Registry, in  *  1996*.

In order to assign the concession on lot “La Víbora No. 2” in favor of Albelais Valenzuela, Ramón Robles Valenzuela had the approval of his spouse, Mrs. Reyes Gauna Tazabia.

III.  By Albelais Boido and Albelais Valenzuela (hereinafter identified in this contract, whenever referrred to collectively, as the “Committed Sellers”):

(A)  They are the sole co-owners,  of 50% (fifty percent) each, and they are under the full and imperturbed exercise of the rights derived from the mining concession on lot “Marisol 4”, with an area of 291 has. (two hundred ninety-one hectares), located in the Township of Santa Ana, Sonora, as shown in title number 227,381 (two hundred twenty seven thousand three hundred eighty-one), in force, registered under record number 281 (two hundred eighty-one), on page 141 (one hundred forty-one) of volume 357 (three hundred fifty-seven) of the General Book of Mining Concessions of the Public Mining Registry, on the 14th (fourteenth) of June 2006 (two thousand six).

(B)  They are the sole co-owners,  of 50% (fifty percent) each, and they are under the full and imperturbed exercise of the rights derived from the mining concession on lot “Marisol 5”, with an area of 30 has. (thirty hectares), located in the Township of Santa Ana, Sonora, as shown in title number 230,021 (two hundred thirty thousand twenty-one), in force, registered under record number 41 (forty-one), on page 21 (twenty-one) of volume 365 (three hundred sixty-five) of the General Book of Mining Concessions of the Public Mining Registry, on the 10th (fourteenth) of July 2007 (two thousand seven).

(C)  The concessions described in declarations I (first) and II (second) and in paragraphs (A) and (B) of the present declaration III (third), (hereinafter referred to jointly as “The Concessions”, expression which includes the rights and obligations derived therefrom) and the respective lots included in the Concessions (the “Lots”), are free and exempt from seizure, appointment for seizure, attachments, appointment for attachments, ownership limitations, mortgages, pledge, depositaries, provisional notations, notations for being litigious, promises, options, trusts, royalties, trials, lawsuits, judicial proceedings, arbitration proceedings, administrative proceedings for cancellation, nullity, non-existence or any other type, expropriation proceedings and free of any any other lien, encumbrance or conditions other than those established by the Mining Law (all those conditions hereinafter referred to generically as “Liens”, singular or plural, depending on the context), and there is nothing which could result in  the assessment, establishment or registraiton of Liens on the Concessions.

(D)  They are current with the fulfillment of the obligations assessed by the Mining Law or its Regulations in connection with the Concessions, especially those referred to  filing  reports of mining work carried out in the Lots and the payment of the mining rights.

(E)  There is no difference or dispute, judicial, administrative, arbitration or any other nature, between  (i)  The Promoters and/or Albelais Valenzuela and any ot the owners or holders of the superficial land where the Lots are located (the “Superficial Lots”), or between the Promoters and or Albelais Valenzuela and any of the owners or holders of the superficial land adjacent to those where the Lots are located,  (ii)  The Promoters and/or Albelais Valenzuela and any of the owners or holders of the sueprficial land where you have to pass to enter and exit the lots,  (iii) The Prometers and/or Albelais Valenzuela and any of the owners of the mining concessions which the lots which are adjacent to the Lots or between The Prometers and/or Albelais Valenzuela who have contract rights derived from such mining concessions, and the Promoters feel there shall be no difference or dispute between LSG and any ot the persons mentioned in the different subsections of this paragraph (E).

(F)  The Promoters have no pending debt nor shall they exercise any action they may have promised to pay or execute and have not paid or executed for the benefit of the persons mentioned in the paragraph above or for the benefit of other individuals who may claim damages for any such omission, and the Promoters are not in default of any other obligation they have agreed to perform or meet with any of the persons mentioned in the paragraph above.

(G)  On the ground, undergound, the superficial water deposits or currents or undergound waters, the atmoshpere, flora, fauna ot other natural elements found in the Superficial Land and the adjacent superficial land, there is no condition which is or may be considered as violating the Law of Ecological Equilibrium and Environmental Protection, its regulations applicable and the mexican official standards in such subject (such law, regulations and official standards called “Environmental Law”) or the laws, regulations or mexican official standards applicable to health, sanitation, industrial safety, explosives or similar subjects; specifically, notwithstanding the above, in the ground, underground, the superficial water deposits or currents or underground waters, the atmosphere, flora, fauna, or other natural resources of the superficial elements of the Lots and the adjacent superficial land, ther are no dangerous or contamining residues or substances regarding which there has been no action established by the Environmental Law.

(H)  There is presently no administrative, judicial or any other type of proceeding, and the Promoters expect no such proceeding, tending to investigate the conditions of the land or its natural resources (including, but not limited to, its atmosphere, underground, water, flora and fauna) for any violation to the Environmental Law, the laws, regulations or mexican official standards applicable to health, sanitation, industrial safety, explosive or any other similar subjects or tending to penalize its owners or any individual who is working or has worked therein or the adjacent land for violations of the Environmetnal Law or the mentioned dispositions; and as far as he knows,  there has been no such violation, and the Promoters have received no notice or advise and they have heard of no investigation regarding such condition; therefore, LSG shall not be molested for any of such proceedings.

(I)  They are the legal and sole owners of the respective contracts and agreements regarding the Concessions (the “Related Agreements”) described in attachment “A” hereto, in force as of this date, and regarding the same, they have not breached or caused the rescission for any other reason, whether disability, inefficiency or loss of legal effects, nor is there any dispute or difference with their contract counterparties and they expenct no such dispute as a result of the assignment thereof in favor of LSG; moreover, there is no legal or contract impediment for the assignment of the Related Contracts in favor of LSG.

(J)  They are the legal and sole owners of the permits, licenses, concessions, authorizations, approvals, favorable resolutions of environmental impact, environmental risk studies, authorizations for modifying the land use, concessions for the extraction, use and exploitaition of the undergound waters, concessions for the use and exploitation of sueprficial waters, concessions for the discharge of residual waters, approvals for land use andsimilar acts of authority (the “Permits”) described in attachment “B” hereto, and in connection therewith, they have not breached or caused any revocation, cancellation, termination or loss of legal effects for any other reason; moreover, there is not legal impediment for the assignment of the Permits in favor of LSG under this contract.

(K)  There is no legal impediment for entering and fulfilling the dispositions of this contract, and with such execution and performance they are not violating any legal standard or any contract disposition or covenant, whichever its nature, and notwithstanding the individual or individuals entering such.

(L)  They have agreed to enter this contract with LSG for garnting, among other things, a unilateral option to sell the ownership of the Concessions and exclusive and irrevocable rights for exploring the mineral substances, if any, existing in the Lots.

IV.  By LSG:

(A)

It is mexican corporation duly organized through public deed number 65,912, volume 1,604,  granted before Francisco Javier Cabrera Fernandez, notary public alternate of the notary office number 11, practicing in Hermosillo, Sonora, on the 20th day of October 2007, registration of which is under process under the Public Registry of Commerce and the Mining Public Registry.

(B)

Its corporate purpose is mining and the full legal and economical capacity to enter this contract.

(C)

It has agreed to enter this contract with the Promoters in order to acquire from the latter, among other things, a unilateral option to sell the ownerhsip of the Concessions and sole and irrevocable rights for exploring the mineral substances, if any, existing in the Lots.

V:  By Mrs. Albelais Boido and Mr. Arvizu:

They have appeared at the execution of this contract in order to grant their respective unconditional and irrevocable consent in favor of the Promoters to sign, deliver and bind themselves in its terms.

In attention to the declarations and their respective interests and purposes, Albelais Boido (with the consent of his spouse Mrs. Albelais Boido), Albelais Valenzuela (with the consent of his spouse Mr. Arvizu) and LSG have entered this Contract of Unilateral Option to sell, explore and establish collateral on the ownership of the mining concessions, and agree to the following:

CLAUSES

1

INCORPORATION

OF DECLARATIONS TO THE CLAUSES OF THIS CONTRACT, BY REFERENCE

(A)

The parties ratify the declarations given under oath in the chapter of declarations of this contract which by reference are incorporated to this clause, as if they had been inserted literally, for all legal purposes.

(B)

The parties guarantee and agree on the truth, completeness and accuracy of the declarations given in the chapter of declarations hereunder; they are not simple general declarations on benefits or damages which could naturally result from those facts or the execution or non-execution of this contract or simple declarations of facts or history with no binding contents.

(C)

For having been agreed to their truth, completeness and accuracy, such declarations have caused the will and consent of the parties to the execution of this contract.

(D)

The parties are not aware of any fact, event or circumstance of substantial nature which has not been revealed  to the other party and which should have been revealed inorder to give the declarations matter of this clause true, accurate and complete or to avoid being misleading and malicious, and specifically, the Promoters have not omitted to state or declare anything that, having declared such, would have caused LSG not to execute this contract or not to exercise the Option ot the other rights acquired therein.

2

UNILATERAL COMMITMENT OF SALE AND OPTION

(A)

The Promoters agree to transfer in favor of LSG (or its designee) the ownership of the respective Concessions (that is, Albelais Boido agrees to transfer one hundred percent of the ownership of the mining concession identified in declaration I (first), and fifty percent of the ownership of the mining concession identified in paragraph (A) of declaration III (third), and Albelais Valenzuela agress to transfer one hundred percent of the ownership of the mining concession identified in declaraiton II (second), and fifty percent of the ownership of the mining concession identified in paragraph (A) of declaration III (third) and the ownership of the Related Agreements and the Permits, granting LSG a unilateral, irrevocable and exclusive option to buy such ownerships under this contract (such right in this contract is called the “Option”).

The Option is unilateral because it binds the Promoters to transfer the ownerships; however, it does not bind LSG to acquire or buy such ownerships.

The Option ir irrevocable because it may not be revoked, removed or cancelled in any way during the term thereof if it is not given under the prior, express, written and authentic consent by LSG, granted before a notary public by an individual appointed and authorized for such act.

The Option is exclusive because it has only been granted to LSG and because during its term, legally, no option or right may be granted for the same or similar purposes in favor of any other individual or entity, for any concept whatsoever, and through any legal mechanism or form, and the option or rights granted in violation of this exclusivity shall not be exceptionable nor shall they damage LSG.

The Option includes the unilateral, irrevocable and exclusive right or option to acquire the mining concessions which, given the case, substitute those defined here as Concessions, or which, given the case, are issued in connection with those defined here as concessions, or mining concessions which, given the case, are issued in favor of any of the Promoters or any individual or entity related directly or indirectly with the Promoters to include gaps between or adjacent to the Lots or between or adjacent to any of the lots included in such concessions, all of which is subject to all the terms and conditions of this contract, without requiring to pay any additional or different amount than that established herein. The above, notwithstanding the dispositions of clause 5 (five).

(B)

For the granting of the Option and as an advance payment of the Transferral Price, LSG previously paid the Prometers the amount of US10,000 (ten thousand United States of American dollars), same amount which the Promters acknowledge having received at their entire satisfaction.

(C)

In order to keep the Option effective during the Option Term, LSG shall pay the Prometers the following amounts:

1.

US$30,000 (thirty thousand United States of America dollars), on the date this contract is signed and ratified before a notary public by both the Promoters and their spouses, and by LSG (such date shall hereinafter be referred to in this contract as “Execution Date”).

2.

US$30,000 (thirty thousand United States of America dollars), no later than 6 (six) months following the Execution Date.

3.

US$30,000 (thirty thousand United States of America dollars), no later than 12 (twelve) months following the Execution Date.

4.

US$50,000 (fifty thousand United States of America dollars) no later than 18 (eighteen) months following the Execution Date.

5.

US$50,000 (fifty thousand United States of America dollars) no later than 24 (twenty-four) months following the Execution Date.

6.

US$150,000 (one hundred fifty thousand United States of America dollars) no later than 30 (thirty) months following the Execution Date.

7.

US$150,000 (one hundred fifty thousand United States of America dollars) no later than 36 (thirty-six) months following the Execution Date.

8.

US$250,000 (two hundred fifty thousand United States of America dollars) no later than 42 (forty-two) months following the Execution Date.

9.

US$250,000 (two hundred fifty thousand United States of America dollars) no later than 48 (forty-eight) months following the Execution Date.

10.

US$750,000 (seven hundred fifty thousand United States of America dollars) no later than 54 (fifty-four months) following the Execution Date.

If LSG decides to exercise and does exercise the Option, which shall occur no later than 60 (sixty) months following the Execution Date, (hereinafter referred to as the “Option term”), LSG shall pay the Promoters US$750,000 (seven hundred fifty thousand United States of American dollars) the date the Promoters and their respective spouses execute the transferal in favor of LSG (or its designee) of the ownership of the Concessions, the Related Agreements and the Permits, and the confirmation of their signatures and acknowledgement of the contents of the transferal contract before a notary public, notwithstanding the dispositions of paragraph (G) of this clause.

The Promoters shall pay the taxes derived from this contract pursuant to the laws applicable.

Upon receiving the amounts paid by LSG under this contract and the Definite Contract, the Promoters shall pay taxes under the regime of business activities, and therefore, LSG shall not be obligated to withhold any amount for income tax. Otherwise, LSG shall withhold those amounts which are legally and fiscally appropriate.

Prior to paying any of the amounts stipulated in paragraph (C) of the present clause 2 (two), the Promoters shall deliver LSG the invoices meeting all the fiscal requirements transferring and detailing the added value tax to the rate applicable and sufficient proof, as deemed by LSG, that the Promoters actually pay their taxes under the regime of business activities.

Whenever the last day agreed in the different numbers of paragraph (C) of this clause is a non-business day, such payment may be made the following business day, and such payment shall not be deemed as late, subject to clause 4 (four).

The amounts payable by LSG pursuant to the dispositions of paragraph (C) of the present clause shall be deemed payable to the Promoters in equal parts, that is, 50% (fifty percent) of each amount for each one of the Promoters. For such purposes, the Promoters shall promptly provide LSG the data of their respective bank accounts where LSG may deposit the payments referred to in paragraph (C). Upon the lack of such data or when LSG decides to make such payments through a check delivered to the Promoters personally and has not done so before the last day of the respective terms, LSG shall make such payments at 10:00 a.m. (ten hours a.m.) of the last day of such respective terms precisely at the domicile of the Promoters indicated in clause 4 (four). If LSG decides to pay the Promoters by check, they shall be written to the order of each one of the Promoters and to be credited in the account of the beneficiaries.

LSG may make the payments established in this clause in the currency indicated or its equivalent in Mexican currency at the rate of exchange published in the Federal Official Bulletin the business day preceeding the day such payment is made.

None of the amounts payable to the Promoters under paragraphs (B) and (C) and other parts of this contract shall bear interest in favor of the Promoters or any other individual.

(D)

If during the Option Term LSG decides to exercise the Option, he shall notify the Promoters through a written notice (referred to as “Notice of Exercise” in this contract), understanding such Notice of Exercise shall indicate, at least, the place, date and hour the definite transferal contract shall be executed (hereinafter referred to as the “Definite Contract”), which shall take place no later than 10 (ten) calendar days following the reception of the Notice of Exercise by the Promoters. The delivery of the Notice of Exercise shall obligate the Promoters to execute the Definite Contract and Mrs. Albelais and Mr. Arvizu to grant their unconditional and irrevocable consent for such purpose and shall give LSG right and action to demand and obtain such execution by the Promoters and Mrs. Albelais and Mr. Arvizu under the terms of law, this contract and the proper Notice of Exercise, notwithstanding the dispositions of paragraph (G) of this clause 2 (two).

The Option shall be deemed automatically exercised, and therefore, the transferal of the ownership of the Concession, the Related Agreements and the Permits in favor of LSG (or its designee) shall be deemed as perfect, and no Notice of Exercise to the Promoters shall be required, the same day LSG, given the case, makes the payment to the Promoters of all those amounts established in paragraphs (B) and (C) of this clause.

If LSG fails to make any of the payments set forth in paragraphs (B) and (C) of this clause 2 (two), it shall be deemed they have decided not to exercise the Option and this contract has terminated in advance, with no additional responsibility or obligation whatsoever on their part (other than those established in the Environmental Law), without damage and subject to the dispositions of clause 4 (four).

(E)

The Definite Contract shall include:

1.

The Definite Contract shall execute the transferal of the ownership ot the Concessions, the Related Agreements and the Permits in favor of LSG (or its designee), in consideration of the price mentioned in number 3 (three) of the present paragraph (E) of this clause, plus the added value tax.

2.

The Promoters shall transfer in favor of LSG the ownership of the concessions and the Related Agreements, Lien free, and the Concessions, the Related Agreements and the Permits in full force, regularity and in fulfillment of the obligations stipulated or contained therein or set forth in the laws applicable.

3.

The price for the transferal of the ownership of the Concessions, the ownership of the Related Agreements and the ownership of the Permits (referred to as “Price of Transferral” in this contract) shall be the amount of US$2,500,000 (two million five hundred thousand United States of America dollars), which is the sum of the amounts set forth in paragraphs (B) and (C) of this clause, payment upon which such ownerships shall be deemed transferred in favor of LSG.

The amounts LSG delivers the promoters in accordance with paragraphs (B) and (C) of this clause shall be deemed delivered and received in advance of the Price of Transferral if LSG decides to exercise the Option.

From the amount set forth in number 1 (one) of paragraph (C) of clause 2 (two), LSG shall deduct those paid by LSG for mining rights on the Concessions or any other amount the Promoters may owe in connection with the Concessions or the Lots and are unpaid at the date this contract is executed, plus its accessories in both cases, and those amounts paid by LSG for those concepts shall be deemed as advance payments on the amount set forth in number 1 (one) of paragraph (C) of clause 2 (two) and, consequently, received at the entire satisfaction by the Promoters. If such amounts due were not paid for  with the amount set forth in number 1 (one) of paragraph (C) of clause 2 (two), LSG shall pay them with the amounts provided for successively in the other numbers of paragraph (C) of clause 2 (two), and those amounts paid by LSG for those concepts shall be deemed received at the entire satisfaction by the Promoters as an advance payment of the Price of Transferral.

The balance of the Price of Transferral once the amounts mentioned in the paragraph above have been deducted, if any, shall be paid to the Promoters upon the execution of the Definite Contract.

If LSG decides not to exercise the Option, the failure to make any of the payments set forth in paragraphs (B) and (C) of clause 2 (two), notwithstanding the dispositions of clause 4 (four), or through an express written notice in that sense delivered or sent to the Promoters, the amounts LSG has already paid the Promoters shall remain in favor of such Promoters.

4.

The ownership of the Concessions, the Related Agreements and the Permits shall be deemed transferred or assigned in favor of LSG exactly the day LSG has completed the payment of US$2,500,000 (two million five hundred thousand United States of America dollars) in favor of the Promoters, which is the sum of the amounts set forth in paragraphs (B) and (C) of this clause, if LSG decides to exercise the Option, and the Definite Contract shall be deemed executed only upon such transferal or assignment.

5.

The Promoters and their spouses shall cooperate diligently with LSG so the transferal in favor of LSG (or its designee) of the Related Agreements and the Permits is executed together with the contract counterparts and the competent authorities, whenever some action or signature of an additional document by the Promoters and/or their spouses were necessary.

6.

The Promoters shall be responsible for the warranty of title and right of possession or faults in the ownerships assigned, with no limitation whatsoever.

7.

Each party shall pay their own taxes derived from the Definite Contract, in accordance with the laws applicable.

8.

It shall be agreed the execution costs before a notary public of the Definite Contract and those related to the registration before the Public Mining Registry, shall be paid by LSG.

9.

The Definite Contract shall also include the Promoters, at all times and at their own cost, shall defend LSG, their successors and assignees, against any individual claiming better rights on or related to the ownership of the Concessions or the ownership of the Related Agreements or any of them) or the ownership of the Permits (or any of them).

10.

The Definite Contract shall also include the Promoters  (i)  shall hold LSG free and exempt from any lawsuit, claim,  accusation, complaint, proceeding, trial, penalty, fine, responsibility, closing or suspension of activity order, resolutions or decisions directly or indirectly related to the real or assumed non-performance of the obligations of the Promoters (or any other individual) for work carried out in the Lots before the Date of Execution, established in the Environmental Law and other standards related to ecological equilibrium and environmental health, safety, explosive, use of land and other matters directly or indirectly related to work carried out in the Lots before the Date of Execution;  (ii)  shall compensate LSG for damages and losses suffered by LSG related directly or indirectly to the failure to perform any of such obligations;  (iii)  shall refund LSG those fees and procedural costs and expenses paid by the latter in their defense in such lawsuits, accusations, complaints, proceedings, trials, penalties, fines, responsibilities, resolutions and decisiones.

LSG assumes the same responsibility with respect to the Promoters for the work carried out in the Lots during the term of the Option is LSG decides not to exercise such Option.

11.

The Promoters  (i)  shall hold LSG harmless and exempt from lawsuits, accusations, complaints, proceedings, trials, penalties, responsibilities, activity closing or suspension orders, fines and sentences directly or indirectly related to the workers or personnel the Promoters or any other individual may have employed before the Date of Execution in the performance of any work in the Lots, among others, without limited to, those obligations in connection with labor benefits, Mexican Institute of Social Welfare, National Fund Institute for Worker Housing, savings funds for retirement and payment of taxes of any kind generated by such labor relations;  (ii)  shall compensate LSG for damages and losses suffered by LSG  ELATED directly or indirectly with the failure to perform any of such obligations;  (iii)  refund LSG those fees and procedural costs and expenses paid by the latter in their defense in such lawsuits, accusations, complaints, proceedings, trials, penalties, fines, responsibilities, resolutions and decisiones.

LSG assumes the same responsibility with respect to the Promoters for the work carried out in the Lots during the term of the Option is LSG decides not to exercise such Option.

LSG shall in no way be deemed to substitute nor shall they substitute the Promoters or any other individual who has carried out work in the Lots before the Date of Execution as an employer in their labor relations with the personnel or workers referred to in the first paragraph of this number 11 (eleven), nor shall they be deemed assuming the performance of any of such obligations for a different concept or means.

12.

In the Definite Contract, the Promoters shall transfer in favor of LSG any contract, agreement or right of any other type the Promoters may have in connection with the use, occupation, exploitation, transit and access to the Superficial Land, other than those called here “Related Agreements”, and all those permits, licenses, concessions, authorizations, approvals, resolutions, studies, authorizations, concessions and similar acts of authority that the Promoters have obtained related directly or indirectly with the Lots, other than those called here “Permits”, when the same were transferrable or assignable, and LSG shall not be required or obligated to pay the Promoters, their spouses or any other individual any amount other than or additional to the Price of Transferral, so the latter shall also be deemed in consideration of the transferral by the Promoters in favor of LSG in accordance with this number.

13.

The Definite Contract shall include the additional stipulations which are normally included in the definite  sales or transferral of ownership of mining concessions contracts in accordance with the mexican law; however, none of them shall be inconsistent or opposing with respect to those matter of this preliminary contract. If for any reason the parties fail to reach an agreement on such additional stipulations, the Definite Contract shall be executed with the minimum stipulations matter of paragraph (E) of this clause 2 (two) and the others of this clause 2 (two) which are relevant.

(F)

The Promoters,  their spouses and LSG ratify the signatures stamped in the Definite Contract and acknowledge its contents, or they shall execute or record it in a public instrument before a notary public whose name and professional domicile are indicated in the Notice of Exercise.

(G)

The Promoters (with the irrevocable and unconditional consent of Mrs. Albelais and Mr. Arvizu) grant a special irrevocable power for acts of administration and a special irrevocable power for acts of ownership in favor of Eduardo Robles Elías, Juan José Duarte Bravo, Iván Moreno Torrescano and José Joaquín Cabrera Ochoa, in order to, jointly or individually, at the written request of the Promoters or LSG, in the name and in behalf of the Promoters ( and Mrs. Albelais and Mr. Arvizu for the purposes of consent of the latrter to the Promoters)  (i)  sign and deliver the Definite Contract, to simply execute the transferral of the ownership of the Concession, the Related agreements and the Permits in favor of LSG (or its designee),  (ii)  to appear before a notary public in order to ratify their signature and acknowledge the contents of the Definite Contract or to execute or record it before him,  (iii)  to present the Definite Contract (or the public instrument recording or executing the same) before the Public Mining Registry for registration, and  (iv)  to execute or carry out all the other acts deemed convenient or appropriate for the purposes indicated in this paragraph (G). The power granted in this clause shall be irrevocable for having been granted as a condition in this contract, and furthermore, as a means for the Promoters to perform the obligations assumed thereby, under the terms and for the purposes of article 2,596 (two thousand five hundred ninety-six) of the Federal Civil Code, which establishes: “The grantor may revoke the power as and when deemed convenient; except in those cases when it has been granted as a condition in a bilateral contract, or as a means to perform an assumed obligation.”

For the attorneys appointed in the paragraph above to be competent for signing, executing and delivering the Definite Contract in the name and in behalf of the Promoters (and Mrs. Albelais and Mr. Arvizu for the purpose of the spouse consent by the former for the Promoters) in favor of LSG, LSG shall only be required to deliver or send  (i)  a certification stating LSG did exercise the Option and  (ii)  a copy certified by a public attorney of the vouchers showing LSG paid the Promoters the total Price of Transferral, or that it was deposited before a judicial authority.

The exercise of the power referred to in paragraph (G) under the circumstances indicated therein shall be the absolute and exclusive responsibility of LSG and the Promoters, who shall hold the attorneys free and exempt from any action, complaint, lawsuit, trial or accusation by LSG or the Promoters or any other individual, and they shall pay the legal fees, expenses and procedural costs and damages and any other associated disbursement which such attorneys pay in the defense of the acts performed by them during the exercise of the referred power.

LSG shall pay those reasonable fees the attorneys collect during the exercise of the power referred to in paragraph (G) and also the refund of those evidenced expenses the attorneys have generated for the same purpose.

The power matter of this paragraph may be exercised even after the death of the Promoters or Mrs. Albelais or Mr. Arvizu, in accordance with article 44 fraction VII paragraph © of the Notary Law for the State of Sonora.

(H)

LSG shall pay the mining rights on the Concessions starting the Date of Execution and during the Term of the Option, and such payments shall not be deemed as advance payment of the Price of Transferral, carry out in the Lots the minimum investments required in order to keep the Concessions in force, present the respective reports promptly and carry out any other act of action for suchpurpose in order to keep the Concessions in force.

LSG shall provide the Promoters certified copies of the payments of the mining rights and the work reports referred to in the paragraph above, at the written request of the Promoters.

(I)

If LSG decides not to exercise the Option, or if this contract is rescinded or terminated for any other reason, LSG shall pay the mining rights generated on the Concession for the semester during which the contract was rescinded or terminated, and, at the written request of the Promoters, provide the Promoters a certified copy of the payment receipts of such mining rights, and LSG shall also leave the evidence of the investments from the preceeding calendar year  to the year during which the contract was rescinded or terminated and it shall also provide the Promoters, at the written request of the latter, certified copy of the evidence of the investments made in the Lots during the calendar time of the exact year when such rescission or termination took place.

(J)

LSG shall not be required to explain or justify before the Promoters, their spouses or any other individual the reason why it decided not to exercise the Option, given the case, and the non-exercise of the Option by LSG shall not give the Promoters or their spouses any action for damages or losses or any other nature against LSG.

(K)

Royalty.  If LSG does excersise the Option and exploits the Lots commercially, LSG or anybody substituting LSG  through assignment or transferral of the rights derived from this contract shall pay the Promoters a royalty of 1.25% (one point twenty-five percent) on the net smelting income, which shall be computed and paid as described in attachment “D” hereto. In the case of assignment or transferral of the rights derived from this contract by LSG, LSG shall have no further responsibility for the payment of the royalty matter of this clause.

Befroe the seventh anniversary of the Date of Execution, LSG may acquire the right of the Promoters to receive the payment of the above mentioned royalty, paying the Promoters US$1,500,000 (one million five hundred thousand United States of America dollars). If LSG decides not to exercise such right before the seventh anniversary of the Date of Execution, the Promoters shall be free to assign it totally or partially in favor of a third party.

3

EXCLUSIVE AND IRREVOCABLE EXPLORATION RIGHTS

AND RELATED ISSUES

(A)

The Promoters grant LSG the exclusive and irrevocable right to explore the mineral substances, if any, existing in the Lots, during the Option Term, with no obligation for LSG other than those set forth in this contract.

The rights granted by the Promoters in favor of LSG in this clause are exclusive because they have only been granted to LSG and because they may not be granted legally to any other individual or entity, for any reason whatsoever, and thorugh any legal mechanism or form, and the  rights granted by the Promoters in violation of this exclusivity shall not be exceptionable nor shall they damage LSG.

The rights granted by the Promoters in favor of LSG in this clause  are irrevocable because they may not be revoked, removed or cancelled in any way  if it is not given under the prior, express, written and authentic consent by LSG, granted before a notary public by an individual appointed and authorized for such act.

As a consequence of the dispositions of this clause, LSG may execute all such work for the purpose of exploring the mineral substances, if any, existing in the Lots; for which he may:

1.

Prior consent or authorization of the owner or holder of the Superficial Land or prior resolution of temporary occupation dictated in accordance with the Mining Law and its Regulations,

a.

use the roads, paths, alleys and other existing means of communication in the Superficial Land (the “Roads”) in order to pass and freely transport personnel, machinery, tools, mineral substances and supplies of any other nature,

b.

modify and widen the traces of the existing Roads or destroy them and build, equip and provide maintenance to new Roads in the Superficial Land for transit and transportation purposes mentioned in the paragraph above.

c.

Fence all those areas or places of the Superficial Land that, for safety, sanitation, environmental or any other reason, deemed by LSG, should be isolated or be under restricted access,

d.

build  and widen and abandon camps, dormitories, storage rooms, warehouses, workshops, offices and facilities which conduct to the exploration work of LSG, with no limitation whatsoever,

e.

build drilling  patterns and drillings,

f.

carry out all kinds of prospecting or search of mienrals and their deposits,

g.

conduct measurements and stakings in order to limit areas or places within or around the Superficial Land,

h.

take, analyze and carry out any other type of test with soil and undergound samples and mineral substances existing therein for metallurgical testing, assaying and others, and dispose thereof as deemed convenient, and

i.

perform, in the Superficial Land, any other action, construction or activity, necessary or convenient, deemed by LSG, whose purpose is to identify mienrals and quantify and evaluate the ecanomically exploitable reserves therein.

2.

Obtain the expropriation, temporary occupation or right of way of the Superficial Land required for the performance of the mining work.

3.

Carry out any other action, construction or activity, necessary or convenient, deemed by LSG, for the performance of their mining work.

(B)

The amounts paid by LSG to the Promoters in accordance with paragraphs (B) aqnd (C) of clause 2 (two) and other parts of this contracts are also to be understood as paid in consideration of the rights mentioned in the paragrapha bove of this clause and others the Promoters grant LSG under this contract.

(C)

The Promoters hereby irrevocably grant LSG all the consents, approvals, permits or authorizations required for:

1.

LSG to obtain the approval of the environmental impact statement required, and also all the licenses, permits or authorizations the competent authorities shall grant or confer in accordance with the Environmental Law, so LSG may legally develop its activities in the Lots.

2.

LSG to request and obtain all the other permits, licences, concessions or authorizations of any nature in accordance with the laws and regulations applicable to the use of land, sanitation or health, explosives, water, labor and social welfare and others required by LSG to legally develop its activities in the Lots.

3.

The dispositions of this paragraph © shall be considered as the consent, approval, permit or authorization of the Promoters for all the purposes specified above, so there will be no additional or different consent, approval, permit or authorization by the Promoters or any other individual related to the Promoters.

(D)

LSG may plan, execute, develop, control and sueprvise, exclusively, all the mining work it is entitled to carry out under this contract and the Mining Law and its Regulations, exclusding the Promoters and any other individual. All the decisions regarding the Lots, including those regarding the methods, procedures and equipment to be used, and regarding the exercise of the other rights LSG acquires through this contract shall the exclusive concern and competence of LSG, excluding the Promters and any other individual. LSG may carry out its mining work in the Lots directly or through contractors or other service suppliers.

(E)

During the Option Term, the Promoters shall have the following additional obligations:  (i)  they may not impede or obstruct the exercise of the rights and fulfillment of the obligations assumed by LSG under this contract in any way whatsoever;  (ii)  they may not assign or promise to assign or in any way grant a third party the title or any right derived or related to the Concessions or the Lots, unless it is done strictly subject to this contract, the assignee or assignees of LSG;  (iii)  they may not establish Liens or allow Liens to be established on the Concessions or the Lots and they may not grant the Concessions or Lots as security;  (iv)  they may not abandon, partially or totally, the land included in the Concessions, relinquish the Concessions, request the reduction of the area of the Lots or in any other way or means waive the rights or privileges related to the Concessions or the Lots, unless they have the express, prior and written consent of LSG;  (v)  they shall notify LSG, dilligently and within the legal term for answering or appearing, any notice, summons, demand, liquidations, letters and other kinds of communication coming respectively from authorities or individuals related in some way with the Concessions or the Lots or this Contract;  (vi)  they shall cooperate dilligently with LSG regarding any action the latter wishes or should take or execute in connection with those acts mentioned in the subparagraph above of this paragraph (E), and to obtain consent or auhtorization of the owner or holder of the Superficial Land to carry out their mining work and/or to obtain the resolution for temporary occupation of the same in accordance with the Mining Law and its Regulations;  (vii)  they shall cooperate dilligently with LSG  regarding any action the latter wishes or should take to promptly exercise  and perform  those rights and obligations assumed hereunder;  (viii)  when the acts mentioned in subparagraph (V) (five) of this paragraph (E)

has initiated or there have been acts or omissions by the Promoters or the individual acting or has acted in behalf of the Promoters, the Promoters shall hold LSH harmless and exempt from any responsibility and obligation directly or indirectly related therewith; they shall compensate LSG for those damages and losses suffered by LSG in connection directly or indirectly with such acts or omissions and their consequences; and they shall refund LSG for those fees and procedural costs and expenses the latter may have paid in their defense thereof.

(F)

LSG shall meet the obligations derived from the Environmental Law for the work carried out during the term of this contract; they shall not be responsible for any violation to such laws, regulations and mexican official standards occurred before the Date of Execution and aftere the termination or rescission of this contract or for the violations imputable for any reason.

(G)

LSG shall have the exclusive responsibility and obligation derived from the labor relations with its workers or the relation with any other individual providing services as a contractor or any other nature, holding the Promoters free of any responsibility with respect to such relations.

(H)

During the term of this contract, the Promoters shall provide LSG all the records, files, data and information they have in connection with the Concessions and the Lots, and shall allow LSG to make summaries thereof and make copies in magnetic or electronic means, at their own cost.

(I)

In the exercise of the exploration right granted by the Promoters through the present clause 3 (three), LSG agrees to make the following Disbursements (indicated in Attachment “C”):

1.

No later than the first anniversay of the Date of Execution, they shall make disbursements in at least US500,000 (five hundred thousand United States of America dollars);

2.

No later than the second anniversary of the Date of Execution, they shall make Disbursements in at least US1,000,000 (one million United states of America dollars); and

3.

No later than the third anniversary of the Date of Execution, they shall make Disbursements in at least US$2,000,000 (two million United States of America dollars).

Any surplus of the Disbursements made by LSG in the years one and two in accordance with the minimum amounts indicated above, shall be assigned and taken into account to comply with the minimum amount of the following year or years.

(J)

LSG shall deliver the Promoters, no later than the 28th (twenty-eighth) of February of each year during the term of this contract, a summary and list of activities and exploration work carried out by LSG in the Lots during the preceeding calendar year; however, LSG may not or is not required to acquire, in any way whatsoever, any responsibility or obligation related with the contents of such summaries and/or lists, or its interpretation or use by the Promoters.

4

CLAIMS AGAINST LSG

(A)

If LSG fails to make any of the payments established in paragraphs (B) and (C) of clause 2 (two) of this contract on the respective dates indicated therin, the Promoters shall give LSG a wrriten notice stating they have 30 (thirty) additional calendar days to comply or to prove the Promoters such payment has already been made, at the expiration of which no payment has been made or LSG has not proved the Promoters that it has already been made, the Option and this contract shall be deemed as automatically terminated and shall have  no legal effect, and LSG shall have no further responsibilities than those agreed to in this contract.

(B)

If the Promoters consider LSG has failed to perform any of its obligations assumed hereunder, other than those established in paragraph (A) of this clause, the Promoters shall give LSG a written notce stating they have 30 (thirty( calendar days to start correcting such failure or to show the Promoters it has not  failed, at the expiration of which such failure has not been corrected or such correction has not started or LSG has not shown the Promoters it has not failed, the Option and this contract shall be deemed as automatically terminated, with no legal effect, and LSG shall have no further responsiiblities than those agreed to in this contract. The notice of failure shall be sufficiently reasoned so LSG may take the corresponding corrective  measures, in accordance with the the nature of such failure.

(C)

The Promoters may not file suit or take or request any other legal measure against LSG, without previously proceeding as established in the two paragraphs above of this clause. The parties hereby agree the exhaustion by the Promoters of the mechanism established in the two paragraphs above of this clause shall be considered, for all legal purposes, as a necessary assumption if proceeding of any action or other type of legal measure or request the promoters intend to bring or go against LSG.

5

INTEREST AREA

(A)

If, during the Option Term, the Promoters through any title, directly or indirectly acquire any mining concession, any mining right, any extraction right and exploitation of underground waters or any right to use superficial waters or rights of use and access (or both) to superficial land (such concessions and all those rights shall hereinafter be referred to as “the Additional Rights”), with respect to mining lots or water located totally or partially within an area of 10 (ten) kilometers, starting from the outside limit of the Lots, they shall notify LSG in writing within 15 (fifteen) calendar days following the date such event occurred, delivering or sending all the information related with the Additional Rights simultaneously.

(B)

LSG shall have a 30 (thirty) calendar day term, starting the date LSG receives the information regarding the Additional Rights referred to in the paragraph above, to decide if it wishes the Additional Rights (or part of them) to form  part of this contract automatically, and therefore, they shall be understood as subject to the Option and the other stipulations therein, including the royalty established in clause 2 (two), paragraph (K).

(C)

LSG shall not pay the Promoters any additional or different amount other than those set forth in paragraphs (B) and (C) of clause 2 (two) or additional or different from the Price of Transferral, if it exercises the Option, or perform any additional or different obligation other than those hereby expressly agreed if it decides the Additional Rights (or part of them) remain subject to this contract, but LSG shall refund the Promoters those amounts paid by the latter in order to acquire the Additional Rights (or the part of them remaining subject to the Option and this contract by a unilateral decision of LSG) and the Promoters shall deliver an invoice meeting all the requirements for fiscal purposes.

6

ACTS OF GOD OR FORCE MAJEURE

The term for performing the obligations LSG acquires under this contract (except the term for paying the amounts of money), the Option Term and the term of this contract shall be in suspense during all the time an Act of God or Force Majeure remains, and LSG shall not be considered as having failed to comply with such obligations or it has decided not to exercise the Option or it has breached this contract. For the purposes of this paragraph, the following shall constitute cases of force majeure or Acts of God: strikes, stoppages, closings or obstructing roads, lockouts, seizing facilities, offices or other properties of LSG or its contractors or the subcontractors of the latter; protests and other type of actions from environmental groups or individuals or Indian or ethnical groups or individuals or common land holders; expropriations, confiscations or seizing properties in an orderly manner and executed by government authorities of any level or jurisdiction; laws, regulations, decrees, suspension or closing activity orders or other types of government acts; sentences; failure to obtain or delaying any license, permit, approval, authorization, consent, right of access or right of way; prohibition to export minerals dictated by the Mexican government, assessment of excessive taxes or non-tariff measures which make mineral production or exporting unprofitable, deemed by LSG; impossibility or extreme difficulty, according to LSG, to enter and exit the Superficial Land, and other cases of similar or analogous nature. The term for performing those obligations assumed by LSG under this contract, the Option Term and the term of this contract shall be understood as automatically extended for a period of time equal to the cause of suspension stipulated in this clause, notwithstanding the right LSG may have to terminate it in advance. No Act of God or Force Mejeure shall exempt LSG from its obligation to pay the mining rights on the Concessions, all during the Option Term, unless any of its obligations may not be performed since such rights may not be received by the banks, authorities, institutions or entities required to receive such, or since they were not paid for any reason, cause or circumstance not attributable to LSG.

LSG shall not be required to negotiate or settle with individuals, groups, organizations or authorities which cause the cases established in this clause or to oppose the acts of government or authority which also constitute force majeure under this clause.

The impossibility to comply give an Act of God or Force Majeure shall free the parties, while the cause or case of act of god or force majeure persists..

The assessment, creation, registration, existence or establishment of a Lien on the Concessions or the Lots or part of the Lots or any other of the properties or rights of the Promoters subject to this contract shall not be considered as an Act of God or Force Majeure, and, therefore, they shall not justifiy the non-performance of the Promoters.

7

ASSIGNMENT OF RIGHTS AND OBLIGATIONS AND GRANTING SECURITY

(A)

The Promoters hereby irrevocably authorize LSG to assign some or all the rights and obligations derived from this contract or the Concessions, without the need of a future or additional covenant or approval, and LSG shall only be required to inform the Promoters, within  30 (thirty) calendar days following the date such assignment has been made,  (i)  the name or firm name of the assignee,  (ii)  the assignment date,  (iii)  the business domicile of the assignee and  (iv)  the name of the representative of the assignee with whom the Promoters shall deal with all the matters of such assignment, when the assignee has informed LSG. The assignment referred to in this paragraph freesLSG totally (in case of a total assignment) or partially (in case of a partial assignment), from the obligations assumed hereunder.

(B)

The Promoters may only assign, promise to assign, option or enter contracts or agreements in connection with any or all the rights and obligations derived from this contract or the Concessions (before the latter are acquired by LSG) or offer as security or create or assess any Lien on such rights or obligations (or on both) or on the Concessions (before they are acquired by LSG), when they have the prior, express, written authorization by LSG, and none of such acts shall oppose LSG if LSG did not consent as set forth in this paragraph.

(C)

LSG may offer this contract and the rights derived therefrom as security, without the need of any further or additional consent or approval by the Promoters or their spouses.

8

TERMINATION

(A)

The Option and this contract shall be understood as automatically terminated when any of the following hypothesis is updated  (i)  after 30 (thirty) calendar days following the effectiveness of a notice of non-exercise of the Option and the termination of this contract delivered or sent by LSG to the Promoters;  (ii)  whenever any of the hypothesis of termination set forth in clause 4 (four) paragraphs (A) and (B) of this contract are updated; and  (iii)  upon the execution of the Definite Contract (when only those dispositions of this contract binding the Promoters to compensate or indemnify LSG and others establishing obligations for the parties which had not been performed upon such execution shall remain effective).

(B)

Within 12 (twelve) months following the date of termination of the Option of this contract for updating of any of the hypothesis established in paragraph (A) subparagraphs (i) (one) and (ii) (two) of this clause, LSG may (or shall, upon the Promoters request in writing within 30 (thirty) calendar days following such termination) remove all the installations, machinery, equipment and other properties belonging to LSG and those who have worked for the latter which still remain in the Lots, except those installations which shall remain therein in accordance with the Mining Law and its Regulations. Those properties which LSG fails to remove from the Lots within the term established in this paragraph shall become the property of the Promoters, and they shall not be required to pay LSG, unless LSG, has not been able to remove them for an Act of God of Force Majeure, or for acts, omissions, responsibilities or obligations attributable to the Promoters.

(C)

If this contract is terminated for any of the hypothesis established in paragraph (A) subparagraphs (i) (one) amd (ii) (two) of this clause, LSG shall deliver the Promoters, within 90 (ninety) calendar days following the date the Promoters request such in writing, a report describing all the work carried out in the Lots, limited to matters of fact, exclusively, together with copies of the maps showing the location of samples, copy of the log of drilling assays, copy of the results of assays and other technical data collected by LSG in connection to the Lots, without the guarantee such report, maps, assays and technical data shall serve for any purpose and no guarantee of accuracy and completeness.

9

ESTABLISHMENT OF COLLATERAL

(A)

If LSG decides to exercise the Option and, as of the date the Definite Contract shall be executed and delivered, the Concession, any of the Related Agreements or any of the Permits is subject to any Lien derived from acts, omissions, responsibilities or obligations fo the Promoters, LSG may pay the amounts or perform the obligations or meet the responsibilities which caused the referred Liens as an advance to those amounts established in paragraph (C) of clause 2 (two) which remain unpaid to the Promoters, and, given the case, pay the amounts owed or perform the obligation or meet the responsibilities which shall be paid, performed or met in excess of such amounts established in paragraph (C) of clause 2 (two), case where the Option shall be deemed as having been exercised, and the Promoters shall pay or refund LSG those amounts the latter has paid or performed or met in excess of such amounts established in paragraph (C) of clause 2 (two), plus the legal interest. The Promoters shall also be responsible, as an advance to those amounts established in paragraph (C) of clause 2 (two) of those expenses or disbursements which

LSG made to pay, perform or meet the amounts, obligations or responsibilities of the Promoters in the case established in this paragraph, plus legal interest.

(B)

The Promoters agree to refund LSG those amounts LSG has already paid the Promoters among those established in paragraphs (B) and (C) of clause 2 (two) of this contract, plus the legal interest, when, as of the date the Definite Contract is executed and delivered, la Concession or any of the Related Agreements or any of the Permits are subject to any Lien derived from acts, omissions, responsibilities or obligations of the Promoters and for such reason LSG decides not to execute and deliver the Definite Contract, case in which the Option shall be deemed not to be exercised. The Promoters shall also pay LSG those expenses or disbursements LSG has made for documenting, recording and notifying its decision not to execute and deliver the Definite Contract in the situation established in this paragraph, plus the legal interest.

(C)

In order to secure the fulfillment of the obligations assumed under paragraphs (A) and (B) of this clause, the Promoters irrevocably constitute in favor of LSG a collateral in first place and grade on the ownership of the Concessions and the Related Agreements. Such collateral shall be in force and shall obligate the Promoters and third parties while the secured obligation and its accessories remain unpaid or met, it shall be registered in the Public Mining Registry and a special notation shall be made as established in the Mining Law and its Regulations.

(D)

LSG may not enforce those collateral rights and privileges granted in this clause if the Promoters are not granted a prior 15 (fifteen) calendar day term so the same Promoters may, at their own cost, take the measures they deem necessary in order to cancel, nullify, supersede, terminate or in any other way deprive the legal effects of the Liens, unless such delay damages or may damage the position or the rights of LSG, at their own judgement. In order to exercise the rights granted in this clause by the Promoters, LSG is not obligated to wait for the result of the legal actions of any type filed by the Promoters before the court or the result of the negotiations, processes or discussions whose purpose is to obtain the cancellation, release, nullity or loss of effects by another legal means of any of the Liens.

(E)

If LSG decides not to exercise the Option, LSG shall deliver the Promoters the cancellation or release of the collateral constituted for the purpose of this clause, within 15 (fifteen) calendar days following the date the notice of non-exercise of the Option becomes effective.

10

CONFIDENTIALITY

(A)

The parties shall keep the contents and execution of this contract in strict confidentiality and shall have their shareholders, counsellors, officers, attorneys, employees and other individuals related therewith keep the same confidentiality, unless they must reveal such contract   (i)  to the stock, fiscal, administrative, judicial or arbitration authorities or officers in accordacne with the law,  (ii)  to banks or other financial institutions or other parties who are interested in financing the work LSG is entitled to perform under this contract,  (iii)  to third parites in bona fide interested in acquiring the rights and obligations derived in favor of LSG under this contract;  (iv)  to the general public in accordance with the laws and rules governing the placement or sale of stock or securities in mexican or foreign stock markets and  (v)  to the accountants and advisors of the parties, subject to the dispositions of this clause.

(B)

Notwithstanding the dispositions of the above paragraph, the parties agree that they shall not be responsible each other for negligent or fraudulent disclosure of information by any of their shareholders, counsellors, officers, attorneys, employees and other individuals related therewith, when such party took the reasonable measures so duch information would be confidential and ketp as such.

II

SPOUSE CONSENT

Mrs. Albelais and Mr. Arvizu grant their respective irrevocable and unconditional consent and

Authorization for the Promoters  (i) to be obligated under the terms of this contract,  (ii)  to be obligated under the terms of the Definite Contract and  (iii)  together with LSG, to modify both this contract and the Defintie Contract as often as it is deemed convenient, and the Promoters shall not be required to consult Mrs. Albelais and/or Mr. Arvizu either before or after, or to obtain their consent or signature again, for any of such purposes.

12

OTHER STIPULATIONS

(A)

This contract substitutes, cancels, sueprsedes, terminates and nullifies any agreement, letter-agreement, contract, letter of intention and covenants of any type entered in connection with the matter thereof dated before the date of execution hereof, with no effect.  Specifically, but not limited to, it substitutes, terminates and nullifies the so-called LETTER AGREEMENT signed by the Promoters and by Little Squaw Gold Mining Company on the 23rd day of June 2007 in connection with the matter of this contract, not registered in the Public Mining Registry.

(B)

All the obligations and commitments assumed by the parties are included and contained exclusively in this contract. There are no  verbal agreements or covenants prior to or contemporary to the execution of this contract binding the parties in no way.

(C)

The parties agree they shall sign and deliver the other party any other additional document and they shall take any additional action required to meet the objective of this contract, and they shall always act diligently and promptly.

(D)

No modification, amendement or addition to this contract shall be binding or enforceable coactively if it is not in writing and signed by all the parties.

(E)

The sole purpose of the titles or headings used in this contract is to expedite their reading, but they shall in no way determine. Affect, limit or extend the scope of the rights and obligations derived from this meeting of the minds.

(F)

“Business days” for the purpose of this contract shall refer to those days off  pursuant to the mexican Federal Labor Law. Whenever the last day of a certain term indicatd in this contract for making a payment or execute a certain action is a day off according to the law, such payment shall be made or the action executed the preceeding busines day. “Calendar days” for the purpose of this contract shall be all those days of the regular calendar. “Months” in this contract mean thirty calendar day periods when they are not computed starting the first day of the calendar month referred.

(G)

In the negotiation and execution of this contract, there has been no bad faith, fraud, illegality, injury, error, reverential fear, disability or any other fault affecting the will or consent of the contract parties.

(H)

The parties definitely express there are no inexistence, nullity, invalidity or inefficiency actions in this contract or other similar actions tending to nullify the efects or relese them from their obligation  and they irrevocably waive those, given the case, they may have in order to obtain any of the statements made.

(I)

Specifically, thre is no injury. The considerations agreed in this contract are fair, equitable and commercial. Notwithstanding the above, the parties irrevocably waive any action or right that, given the case, they may have to demand the inexistence, nullity, rescission, inefficiency or loss of legal effects of this contract for any objective or subjective injury or any other type.

(J)

All consents, authorizations, permits, waivers, approvals, acknowledgements, confirmations and covenants given and agreed in this contract are deemed irreovcable, even when it is not expressed as such in some cases.

(K)

The disbursements which under this contract shall be made by any of the parties shall be understood at their own cost, that is, the party making such disbursement shall have no right of compensation, prorating, efund or reimbursement for any other concepto.

(L)

During the discussion and acceptance of the terms, conditions and clauses of this contract and upon its signing,  ratification and acknowledgement, the parties were advised by their own attorneys; the latter explained duly and sufficiently the legal scope and consequences of its contents.

(M)

The Promoters and their respective spouses acknowledge the legal existence and subsistence of LSG, and also the appointments and powers and faculties of those executing this contract in their representation, since their legal advisors saw and analyzed the corresponding documents.

(N)

Whenever this contract refers to ratifying signatures or acknowledgement of its contents or execution through a public instrument, it shall refer to ratifying signatures, acknowledgement and execution before a notary public selected by LSG, whose fees and costs shall be paid by LSG.

13

DOMICILES

All notices, advises or communiction given or to be given in connection with this contract shall be

Delivered, made or sent in writing to the following domiciles:

(A)

Promoters and their respective spouses:

1.  Mrs. Jassany Margarita Albelais Valenzuela

Ave. Obregón 303

Colonia Mirasol

Magdalena de Kino, Sonora 84160

2.

Mr. Cesar Octavio Boido Albelais

Escobedo 301-E

Colonia Mirasol

Magdalena de Kino, Sonora 84160

(B)

LSG:

Bulevar Hidalgo 64

Colonia Centenario

Hermosillo, Sonora 83260

With copy for Eduardo Robles Elías, at the same domicile.

(C)

Unless it is otherwise set forth in this contract, those notices and comunication shall become effective the business day following the day they were truly received at the respective domiciles mentioned above, regardless if they are real and actually received by the addressee. If mail were used, such notices and communication shall always be sent by certified mail receipt acknowledged.

(D)

Notices, advises or communication may be delivered or made to whom they are addressed wherever the addressee or his attorney or representative may be, even when it is not the domicile indicated in this clause, and those notices, advises or communication delivered is such a manner shall have the same effect and force as if they had been delivered at the domicile indicated in this clause.

(E)

It shall be sufficient for the notices and communication be given or delivered to the Promoters to be automatically deemed as given or delivered to their respective spouses, who expressly waive any right which, in a given case, they may have to be notified or advised personally. However, LSG may decide to give or deliver such notices and communication directly to Mrs. Albelais and/or Mr. Arvizu.

(F)

The judicial notices shall be served at the place and shall be deemed effective where and when and under the conditions established by law.

(G)

While the parties do not indicate a domicile other than the one indicated in this clause, the notices, advises and communication respectively given, made or sent to the domicile indicated in this clause, shall have full force, even when their domicile is no longer the one indicated in this clause. The notices of change of address shall become effective the fifteenth calendar day following the date such notices become effective under this clause. Every new domicile of the Promoters or Mrs. Albelais or Mr. Arvizu indicated for the purpose of this clause shall be located in the State of Sonora and it shall be precise as to the street, house or building number, intereior letter or number (in its case), section or place, city and zip code.

14

DISPUTES OR CONTROVERSIES AND LAW APPLICABLE

(A)

The parties shall submit to the exclusive jurisdiction and competence of the courts in Hermosillo, Sonora, to hear and resolve on any legal action, measure or request whose direct or indirect cause is this contract, including, without limited to, those regarding its existence, validity, interpretation and performance, and they clearly, expressly and precisely waive the jurisdiction and competence of other judges or courts which may correspond for domicile reasons, location of the main business office of the parties, contact with other jurisdictions or doctrines or similar principles, matter of this contract, territory or any other reason, cause or circumstance, present or future.

(B)

The mexican law shall govern all the disputes which arise from the existence, validity, interpretation and performance of this contract and with the obligations and responsibilities of the parties, including the enforcement of judgement, excluding the rules of this right which establish a jurisdiction or competence other than that agreed in the paragraph above and excluding the rules of such right establishing this contract to be subject to a legal order other than the mexican.

Having been well informed on the legal scope and contents of this contract, it has been signed by the parties in full approval and it shall be binding in all legal aspects in four copies, each one of which shall be considered as an original and shall have the same force and value, in Hermosillo, Sonora, on the 13th day of November 2007 (two thousand seven)

The Promoters:

   (Signed)

        (Signed)

César Octavio Albelais Boido

Jassany Margarita Albelais valenzuela

To grant their respective spouse consent:

     (Signed)

     (Signed)

Delfina Yolanda Leon Reyes

Carlos Damian Arvizu Romero

LSG

(Signed)

Minera LSG, S.A. DE C.V.

Represented by Rodney Alan Blakestad

(Signed)

Juan Jose Duarte Bravo

Translator for Rodney Alan Blakestad

     (Signed)

     (Signed)

Carlos Lorenzo Albelais Boido

María Cecilia Rivera Chiapa

      Witness

      Witness

Attachment “A”

To the Contract of unilateral option for sale, exploration and

Constituion of collateral on the ownership of a mining concession entered into by César Octavio Albelais Boido and Jassany Margarita Albelais Valenzuela, with the consent of their spouses, on one hand, and Minera LSG, S.A. de C.v.

on the other hand, in Hermosillo, Sonora on the 23rd of October 2007 (two thousand seven).

(WITHOUT ANY ATTACHMENT BY RESOLUTION OF THE PARTIES, SINCE

THERE ARE NO “RELATED AGREEMENTS”.)

Attachment “B”

To the Contract of unilateral option for sale, exploration and

Constituion of collateral on the ownership of a mining concession entered into by César Octavio Albelais Boido and Jassany Margarita Albelais Valenzuela, with the consent of their spouses, on one hand, and Minera LSG, S.A. de C.v.

on the other hand, in Hermosillo, Sonora on the 23rd of October 2007 (two thousand seven).

(WITHOUT ANY ATTACHMENT BY RESOLUTION OF THE PARTIES, SINCE

THERE ARE NO “PERMITS”.)

Attachment “C”

To the Contract of unilateral option for sale, exploration and

Constituion of collateral on the ownership of a mining concession entered into by César Octavio Albelais Boido and Jassany Margarita Albelais Valenzuela, with the consent of their spouses, on one hand, and Minera LSG, S.A. de C.v.

on the other hand, in Hermosillo, Sonora on the 23rd of October 2007 (two thousand seven).

“Disbursements” shall mean, with no duplication, all those costs, expenses, obligations and responsibilities of any kind or nature effectively and directly incurred by LSG in connection with the exploration and development of the Lots and in the area located within a radius of 200 (two hundred) meters, starting from the outside limits of the Lots, including amounts paid to guvernment offices for permits related to the Lots, all the costs and payments incurred in obtaining the access and sueprficial rights to explore and develop the Lots, in order to keep the lots in force through the execution of mining work and their evidence, by geophysical, geochemical and geological studies, with drillings,  construction of naves and other type of underground work, with metallurgical assays and tests and engienering work, with the acquisition of installations, with the payment of fees, salaries, wages, travel expenses and labor benefits (required or not by law) for all the individuals involved in the work related and for the benefit of the Lots, with the payment of food, board and other reasonable needs of such individuals, and including all the costs at market final rates for all the staff or officers or counsellors of LSG which are hired from time to time to work directly in the Lots, undrestanding such rates shall be consistent with the industry standards.

“Installations” shall mean all the mines and plants, including, without limited to, all the excavations, wells, transporting tunnels and other underground work, and all those buildings, plants and other structures, accessories and improvements, and other kinds of properties, inherent or movable, in the condition they may exist any time on the lots or outside the Lots whenever they are for the exclusive benefit of the Lots.

Attachment “C”

To the Contract of unilateral option for sale, exploration and

Constituion of collateral on the ownership of a mining concession entered into by César Octavio Albelais Boido and Jassany Margarita Albelais Valenzuela, with the consent of their spouses, on one hand, and Minera LSG, S.A. de C.v.

on the other hand, in Hermosillo, Sonora on the 23rd of October 2007 (two thousand seven).

ROYALTY ON NET SMELTING INCOME

1)

The royalty shall be 1.25% (one point twenty-five percent) of the Net Smelting Income (defined below), and it shall be paid to the Promoters subject to the stipulations contained in Attachment “B”.

2)

The Net Smelting Income shall be computed on the basis of calendar quarters and it shall be equal to the Gross Income (defined below) less the Allowable Deductions (defined below) corresponding to each quarter.

3)

In this attachment, the following words shall have the following meanings:

(i)

“Gross Income” shall mean the sum of the following income (no duplication) received by LSG in each quarter period:

(1)

the income from the sales of Mienral Products made to buyers not related to LSG thorugh partner bonds;

(2)

the fair market price of all the Mineral Products sold to buyers related to LSG through partner bonds; and

(3)

any income from insurance on Mienral Products;

(ii)

“Mineral Products” shall mean all the ore, concentrate, minerals and refined or semirefined products extracted or produced from the substances extracted in the Lots of the Promoters;

(iii)

“Allowable Deductions” shall mean the sum of the following charges (no duplication) paid in connection to the Lots during each quarter period:

(1)

charges or sales fees of any sales agent in connection with the sale of Mineral Products,

(2)

costs and expenses of transportation of Mineral Products from the Lots to the benefit, processing or treatment places and then to the place the Mineral Products are delivered to any buyer, including shipping, freight, handling and clearance expenses,

(3)

all those costs, expenses and charges of any nature which are paid or incurred in connection with all the charges and costs of smelting or refining and all the charges and costs for weighing, sampling, assay, representation and storing, and also any arbitration charge and cost, and any penalties charged or collected by the processor, refiner or smelter, without including mining, milling or concentration costs or charges paid or incurred in connection with the Mineral Products, and

(4)

all kinds of insurance hired in connection with the Mineral Products;

(iv)

“Lots” shall have the meaning given at the end of the contract to which the present attachment “D” is added.

4)

For a greater certainty, and not limiting the generality of the above stipulations, all those charges and expenses deducted by a buyer with no partner bonds with LSG regarding ore or concentrate, for smelting, treatment, handling, refining, storing or any other operation or service related with the Mineral Products made or ocurred after the sale shall be considered legal deductions for computing the Net Smelting Income.

5)

The royalty shall be computed and paid within 60 (sixty) calendar days following the termination of each calendar quarter. Together with the respective payment, LSG shall deliver the Promoters the liquidation of the smelter, if any, and a report (“the Report”)  specifying in detail how the payment was computed.

6)

If the final amounts required for computing the royalty were not available within the term referred in number 5 (five) of this attachment  “B”, LSG shall estimate temporary amounts and shall pay the royalty based on such temporary calculations. Positive or negative adjustments shall be made  upon the payment of the royalty of the following quarter or quarters.

7)

Subject to the adjustments provided for in this attachment “B”, all the payments of royalties shall be judged final and in full compliance of all the obligations of LSG in connection therewith, unless the Promoters, within 60 (sixty) calendar days following the reception of the respective Report by the Promoters, deliver LSG in writing (“Notice of Objection”) describing and explaining any specific objection in connection to the manner it was computed. If the Promoters object aspecific Report as provided for in this number, the Promoters, during a 60 (sixty) calendar day term starting the reception of such Notice of Objection by LSG, shall have the right, prior notice delivered to LSG in advance, to have the accounting and records of LSG regarding the calculation of the referred royalty be audited by auditors of the Promoters, in reasonable hours. If such audit determines there has been a defficiency or an excess in the payment made to the Promoters, such defficiency or excess shall be corrected adjusting the payment of the corresponding royalty at the following quarter or quarters which must be paid in accordance with this attachment. The Promoters shall pay all the costs and expenses of such audit, unless it is determined there is a defficiency of 5% (five percent) or more with respect to the amount owed. All the books and records used and kept by LSG for computing the royalty owed in accordance with this attachment shall be kept in accordance with the generally accepted accounting principles in Mexico. The omission by the Promoters of any adjustment claim against LSG within the referred 60 (sixty) calendar day term through the delivery of a Notice of Objection shall establish the determining correction and sufficiency of the Report and the payments of royalty for the referred quarter, and the right of the Promoters to present objection thereto and present adjustment claims or petitions regarding such Report shall preclude forever.

In Magdalena de Kino, Sonora, on the 13th (thirteenth) day of November 2007 (two thousand seven), before the subscribed Licenciado Francisco Alfonso Corella Zamudio, holder of Notary Public Office number 8 (eight) in the state, residing in Magdalena de Kino, Sonora, and practicing in this notary demarcation, APPEARED:

CESAR OCTAVIO ALBELAIS BOIDO, who stated he is a Mexican, married, miner, born in Magdalena de Kino, Sonora on the 2nd (second) day of February 1961 (nineteen sixty-one), and his domicile is at Escobedo number 301-E (three hundred one dash “E”), Colonia Mirasol in Magdalena de Kino, Sonora, C.P. 84,160 (eighty-four thousand one hundred sixty) and identified himself through voting card number 075292953 (zero seven five two nine two nine five three);

DELFINA YOLANDA LEON REYES, who stated she is a Mexican, married, housewife, born in Magdalena de Kino, Sonora on the 11th (eleventh) day of April 1960 (nineteen sixty) in Magdalena de Kino, Sonora, and her domicile is at Escobedo number 301-E (three hundred one dash letter “E”) Colonia Mirasol in Magdalena de Kino, Sonora, C.P. 84,160 (eighty-four thousand one hundred sixty), and identified herself through her voting car number 44537310 (four four five three seven three ten); JASSANY MARGARITA ALBELAIS VALENZUELA, who stated she is a Mexican, married, housewife, born in Magdalena de Kino, Sonora on the 29th (twenty-ninth) day of October 1977 (seventy-seven), and her domicile is at Avenida Obregon number 303 (three hundred three), Colonia Mirasol in Magdalena de Kino, Sonora, C.P. 84,160 (eighty-four thousand one hundred sixty) and identified herself through her voting card number 68991181 (six, eight, nine, nine, one, one, eight, one); CARLOS DAMIAN ARVIZU ROMERO, who stated he is a Mexican, married, businessman, born in Magdalena de Kino, Sonora, on the 9th (ninth) day of October 1978 (nineteen seventy-eight), and his domicile is at Avenida Obregon number 303 (three hundred three), Colonia Mirasol in Magdalena de Kino, Sonora, C.P. 84,160 (eighty-four thousand one hundred sixty) and identified himself through his voting card number 105717610 (one, zero, five, seven, one, seven, six, one, zero); and RODNEY ALAN BLAKESTAD, General Attorney of MINERA LSG SOCIEDAD ANONIMA DE CAPITAL VARIABLE, who stated he is a United States citizen, born in Jonesboro, Arkansas, United States of America on the 4th (fourth) of November 1948 (nineteen forty-eight), geologist, and his domicile is at 1602 (one thousand six hundred two) West, Placita Sin Nieve, Sahuarita, Arizona, United States, and STATED:

SIGNATURE RATIFICATION AND ACKNOWLEDGEMENT OF CONTENTS

They have appeared before the subscribed notary public in order to acknowledge each and every part of the contents of the Contract of unilateral option of sale, exploration and constitution of collateral on the ownership of mining concessions attached, entered into by Cesar Octavio Albelais Boido, with the consent of his spouse, Mrs. Delfina Yolanda Leon Reyes, and Jassany Margarita Albelais Valenzuela, with the consent of her spouse Carlos Damian Arvizu Romero on one hand, and Minera LSG Sociedad Anónima de Capital variable, represented by Rodney Alan Blakestad, on the other, on the 13th (thirteenth) of November 2007 (two thousand seven), consisting in 35 (thirty-five) letter size pages used on one side, and to ratify their signature, acknowledging them as their own hand writing.

POWERS OF ATTORNEY

Cesar Octavio Albelais Boido, with the consent of his spouse, Mrs. Delfina Yolanda Leon Reyes, and Jassany Margarita Albelais Valenzuela, with the consent of her spouse Carlos Damian Arvizu Romero, before the subscribed notary public grant an irrevocable special power for acts of administration and an irrevocable special power for acts of ownership in favor of Eduardo Robles Elías, Juan José Duarte Bravo, Iván Moreno Torrescano and José Joaquín Cabrera Ochoa, under the terms specified in paragraph “G” of clause 2 (two) of the contract referred in the paragraph above, which is considered here as integrally reproduced.

REPRESENTATION AND EXISTENCE OF THE PRINCIPAL

Rodney Alan Blakestad stated his principal Minera LSG Sociedad Anónima de Capital Variable is a corporation organized pursuant to the laws of the Mexican United States, and the powers granted have not been revoked, limited or modified. In order to show his capacity, he showed public deed number 65,912 (sixty-five thousand nine hundred twelve, Volume 1,604 (one thousand six hundred four), granted in Hermosillo, Sonora on the 20th (twentieth) day of the month of October 2007 (two thousand seven), before Licenciado Francisco Javier Cabrera Fernández, notary public alternate number 11 (eleven), residing in Hermosillo, Sonora, and practicing in this notary demarcation, in registration process before the Public Registry of Commerce in Hermosillo, Sonora, through which the corporation was organized, transcribing what corresponds to this signature ratification and acknowledgement of contents, in accordance with article 83 (eighty-three) of the Regulations of the Mining Law: ARTICLE SECOND: PURPOSE.- THE CORPORATION SHALL BE ENGAGED IN THE MINING-METALLURGICAL INDUSTRY IN GENERAL, AND THEREFORE, IT MAY CARRY OUT ALL THOSE ACTS TENDING TO MEET THIS PURPOSE, SUCH AS:  1.- ACQUIRE EXPLORING AND EXPLOITING MINING CONCESSIONS OR CONTRACT RIGHTS FOR EXPLORING AND EXPLOITING AND THE EXPLOITATION OF ANY MINERAL, AND ALSO TO TRANSFER, ENCUMBER OR IN ANY OTHER WAY DISPOSE OF SUCH CONESSIONS AND RIGHTS AND THE RIGHTS DERIVED THEREFROM. TRANSITORY. SECOND: THE APPEARING PERSONS AGREE TO THE FOLLOWING RESOLUTIONS:  III.- APPOINT MISTER RODNEY ALAN BLAKESTAD AS THE ATTORNEY OF THE CORPORATION, WHO SHALL HAVE THE FOLLOWING POWERS: A.- GENERAL POWER FOR LAWSUITS AND COLLECTIONS WITH ALL THE GENERAL POWERS AND EVEN THE SPECIAL POWERS WHICH ACCORDING TO THE LAW REQUIRE A SPECIAL POWER OR CLAUSE, NOT INCLUDING THE POWER TO ASSIGN PROPERTIES, UNDER THE TERMS OF PARAGRAPH FIRST OF ARTICLE TWO THOUSAND FIVE HUNDRED FIFTY-FOUR AND ARTICLE TWO THOUSAND FIVE HUNDRED EIGHTY-SEVEN OF THE FEDERAL CIVIL CODE AND ITS CORRELATIVE OF THE OTHER STATES OF THE MEXICAN REPUBLIC AND THE FEDERAL DISTRICT, ENUNCIATIVELY BUT NOT LIMITATIVELY, THE FOLLOWING POWERS, AMONG OTHERS, ARE MENTIONED: I) BRING SUIT AND ABANDON ALL KINDS OF PROCEDURES, INCLUDING THE PROCEEDING FOR RELIEF.- II) SETTLE. III) BIND IN ARBITRATION. IV) ANSWER AND FORMULATE QUESTIONS. V)  CHALLENGE. VI) RECEIVE PAYMENTS. VII) FILE CLAIMS AND ACCUSATIONS IN CRIMINAL MATTER AND ABANDON THEM WHEN ALLOWED BY LAW. B. GENERAL POWER FOR ACTS OF ADMINISTRATION, WITH ALL THE GENERAL POWERS AND EVEN THE SPECIAL POWERS REQUIRING A SPECIAL POWER OR CLAUSE IN ACCORDANCE WITH THE LAW, WITH NO LIMITATION WHATSOEVER AND THE SCOPE PROVIDED FOR IN PARAGRAPH SECOND OF ARTICLE TWO THOUSAND FIVE HUNDRED FIFTY-FOUR OF THE FEDERAL CIVIL CODE AND ITS CORRELATIVE IN THE OTHER STATES OF THE MEXICAN REPUBLIC AND THE FEDERAL DISTRICT. C. GENERAL POWER FOR ACTS OF ADMINISTRATION AND LAWSUITS AND COLLECTIONS IN LABOR MATTER UNDER THE TERMS OF PARAGRAPH SECOND OF ARTICLE TWO THOUSAND FIVE HUNDRED FIFTY-FOUR OF THE FEDERAL CIVIL CODE AND ITS CORRELATIVE OF THE CIVIL CODE FOR THE FEDERAL DISTRICT AND THE OTHER STATES OF THE MEXICAN REPUBLIC ENUNCIATIVELY BUT NOT LIMITATIVELY, THE ATTORNEY MAY: I) CONDUCT THE EMPLOYER-WORKER RELATIONS OF THE CORPORATION IN THE WIDEST SENSE OF LAW, SUCH AS, ENUNCIATIVELY BUT NOT LIMITATIVELY: I) THE RECRUITMENT, SELECTION, HIRING, INDUCTION, TEACHING, TRAINING AND WARNING PERSONNEL.  II) THE SUSPENSION AND RESCISSION OF INDIVIDUAL LABOR RELATIONS.  III) THE NEGOTIATION, SIGNING AND ADMINISTRATION OF THE UNION CONTRACTS AND BY-LAWS, AND IV) PARTICIPATE IN THE HYGIENE AND INDUSTRIAL SAFETY COMMITTEES, TEACHING AND TRAINING COMMITTEES OR ANY OTHER COMMITTEE  CONCERNING EMPLOYER-WORKER RELATIONS. II) ACT AS THE MANAGER IN ALL THE LABOR ACTS CORRESPONDING TO THE CORPORATION, AUTHORIZING HIM IN GENERAL TO REPRESENT THE CORPORATION IN ITS EMPLOYER-WORKER RELATIONS AND SPECIFICALLY, ENUNCIATIVELY BUT

NOT LIMITATIVELY, TO: I) PARTICIPATE IN ANY INDIVIDUAL OR COLLECTIVE LABOR DISPUTE, AND II) CARRY OUT THE ACTIONS AND ENFORCE ALL THE RIGHTS WHICH CORRESPOND TO THE CORPORATION, III) ENTER AND RESCIND LABOR CONTRACTS, IV) ACT AS THE LEGAL REPRESENTATIVE OF THE CORPORATION: I) BEFORE THE UNIONS WITH WHOM THEY HAVE COLLECTIVE CONTRACTS, AND II) FOR ALL THE PURPOSES OF INDIVIDUAL CONFLICTS.   V) PROPOSE CONCILIATION SETTLEMENTS, TAKE ALL KINDS OF DECISIONS AND NEGOTIATE AND SUBSCRIBE LABOR AGREEMENTS.  VI) ACT AS REPRESENTATIVE OF THE CORPORATION AS ADMINISTRATOR REGARDING ALL KINDS OF LABOR ACTIONS OR PROCEEDINGS PROCESSED BEFORE ANY AUTHORITY SUCH AS INSTITUTO MEXICANO DEL SEGURO SOCIAL, INSTITUTO DEL FONDO NACIONAL DE LA VIVIENDA PARA LOS TRABAJADORES AND OTHER OFFICES OF THE FEDERAL, STATE OR LOCAL GOVERNMENTS HAVING JURISDICTION TO HEAR MATTERS RELATED WITH THE FEDERAL LABOR LAW.  VII) HAVE THE EMPLOYER REPRESENTATION OF THE CORPORATION FOR THE PURPOSE OF ARTICLES ELEVEN, FORTY-SIX AND FORTY-SEVEN OF THE FEDERAL LABOR LAW AND ALSO THE LEGAL REPRESENTATION OF THE CORPORATION, FOR THE PURPOSE OF SHOWING THE CAPACITY IN A PROCEEDING OR OUT OF PROCEEDING UNDER THE TERMS OF ARTICLE SIX HUNDRED NINETY-TWO  FRACTIONS I AND II OF THE FEDERAL LABOR LAW, ARTICLES ONE HUNDRED FORTY-FIVE AND ONE HUNDRED FORTY-SIX OF THE GENERAL LAW OF BUSINESS CORPORATIONS AND THE DISPOSITIONS OF THE OTHER SPECIAL LAWS OR ACTS, WHETHER FEDERAL, STATE OR LOCAL APPLICABLE.  VIII) INDICATE DOMICILES FOR HEARING NOTICES UNDER THE TERMS OF ARTICLE EIGHT HUNDRED SIXTY-SIX OF THE FEDERAL LABOR LAW.   IX) APPEAR WITH ALL THE LEGAL SUFFICIENT REPRESENTATION IN THE HEARING REFERRED TO IN ARTICLE EIGHT HUNDRED SEVENTY-THREE  OF THE FEDERAL LABOR LAW IN ITS THREE STAGES OF CONCILIATION, DEMAND AND OBJECTIONS AND OFFERING AND ADMISSION OF PROOF, UNDER THE TERMS OF ARTICLES EIGHT HUNDRED SEVENTY-FIVE, EIGHT HUNDRED SEVENTY-SIX, FRACTIONS I AND VI, EIGHT HUNDRED SEVENTY-SEVEN, EIGHT HUNDRED SEVENTY-EIGHT, EIGHT HUNDRED SEVENTY-NINE AND EIGHT HUNDRED EIGHTY OF THE MENTIONED LAW.  X) APPEAR AT THE HEARING FOR DISCUSSING PROOF, UNDER THE TERMS OF ARTICLES EIGHT HUNDRED SEVENTY-THREE AND EIGHT HUNDRED SEVENTY-FOUR OF THE FEDERAL LABOR LAW.   XI) DISCUSS THE REPLY TO INTERROGATORIES UNDER THE TERMS OF ARTICLES SEVEN HUNDRED EIGHTY-FIVE  AND SEVEN HUNDRED EIGHTY-EIGHT OF THE FEDERAL LABOR LAW, WITH POWERS TO ANSWER AND PREPARE INTERROGATORIES.  D. GENERAL POWER FOR GRANTING, SUBSCRIBING, ENDORSING AND SECURING CREDIT TITLES, UNDER THE TERMS OF ARTICLE NINTH OF THE GENERAL LAW OF CREDIT TITLES AND OPERATIONS. THE APPOINTED ATTORNEY SHALL EXERCISE THOSE POWERS REFERRED TO IN THE PARAGRAPHS ABOVE, BEFORE PRIVATE INDIVIDUALS AND BEFORE ALL KINDS OF ADMINISTRATIVE OR JUDICIAL AUTHORITIES, LOCAL OR FEDERAL AND BEFORE THE BOARDS OF CONCILIATION AND ARBITRATION, LOCAL OR FEDERAL AND LABOR AUTHORITIES, AND HE MAY SIGN ALL THOSE PUBLIC OR PRIVATE DOCUMENTS NECESSARY OR CONVENIENT FOR THE FULL PERFORMANCE OF THE PRESENT POWER.  E.  POWER FOR GRANTING GENERAL OR SPECIAL POWERS AND FOR REVOKING EITHER OR BOTH.”

In attention to the document described in the paragraphs above, which I had before me, I certify the appearing persons has the powers required to enter the contract whose contents was acknowledged and ratified.

As translator for Rodney Alan Blakestad appeared Juan José Duarte Bravo, who under oath stated he is a Mexican, married, lawyer, born in Magdalena de Kino, Sonora, on the 23rd (twenty-third) day of October 2007 (two thousand seven) and his conventional domicile is at Bulevar Hidalgo number 64 (sixty-four), Colonia Centenario, Hermosillo, Sonora.

LEGAL STAY OF RODNEY ALAN BLAKESTAD IN THE COUNTRY

To prove his legal stay in the country, the appearing persona Rodney Alan Blakestad showed his immigration form copy of which is attached to this ratification.

INSERTION

Article 2,554 (two thousand five hundred fifty-four) of the Federal Civil Code, identical to article 2,831 (two thousand eight hundred thirty-one) of the Civil Code for the State of Sonora: In all the general powers for lawsuits and collections, it shall be sufficient to state they are granted with all the general powers and those special powers requiring a special clause in accordance with the law, in order to be deemed conferred with no limitation whatsoever. In the general powers for the administration of properties, it shall be sufficient to express they are granted as such, and the attorney shall have all kinds of administrative powers. In the general powers, to carry out acts of ownership, it shall be sufficient to be granted as such and the attorney shall have all the powers of an owner, both in connection with the properties and for all kinds of actions in their defense. Whenever the powers of the attorneys are to be limited, in the three cases mentioned above, such limitations shall be indicated, or such powers shall be special powers. Notaries shall insert this article in the testimonies of the powers granted. Article 2,587 (two thousand five hundred eighty-seven) of the Federal Civil Code, identical to article 2868 (two thousand eight hundred sixty-eight of the Civil code for the State of Sonora: The attorney general needs no special power or clause, except in the following cases:  I. To abandon;  II. To settle,  III. To bind with arbitrators,  IV. To answer and formulate questions; V. To assign properties; VI. To challenge; VII. To receive payments; VIII. For all the other acts expressly determined by law. When any of the powers mentioned above is to be conferred in the general powers, the dispositions in article 2,554 (two thousand five hundred fifty-four shall be followed.

For the purpose of ratifying and granting the powers mentioned in this document, the following individuals appeared as witnesses: CARLOS LORENZO ALBELAIS BOIDO, who stated he is a Mexican by birth, single by divorce, businessman, born in Magdalena de Kino, Sonora on the 10th (tenth) of August 1954 (nineteen fifty-four) and his domicile is at Ruiz Cortinez number 205 (two hundred five), Colonia San Felipe in Magdalena de Kino, Sonora, identifying himself through a driver´s license number 4600NA0003392, and MARIA CECILIA RIVERA CHAPA, married, secretary, born in Magdalena de Kino, Sonora, on the 19th (nineteenth) of November 1944 (nineteen forty-four and her address is at Morelos number 609 (six hundred nine) Poninete, Colonia Centro in Magdalena de Kino, Sonora, identifying herself through her voting card number 013123120702.

ATTACHED DOCUMENTS

The following documents have been attached to this legend of ratification;  (a)  Contract matter of this instrument of ratification and acknowledgement of signatures;  (b)  Copy of the voting cards with photograph of the appearing individuals, the witnesses and the translator; and  (c)  copy of the passport and immigration document of Rodney Alan Blakestad.

I, the undersigned notary public, certify, for all the legal effects deemed convenient:

1.  I proved the identity of the appearing individuals who identified themselves through their voting card with photograph, except Rodney Alan Blakestad who showed his passport.

2.  The appearing individuals have the legal capacity to enter contracts and bind themselves, since there is no evidence of natural disability or civil disability.

3.  I saw the documents they showed for writing this legend of ratification and I returned such documents to the appearing individuals.

4.  The appearing individuals read the document whose contents were ratified and acknowledged except Rodney Alan Blakestad who read it through his translator.

5.  I explained the appearing individuals the legal force and consequences of it contents, in order to comply with the Notary Law for the State of Sonora.

6.  The appearing individual Rodney Alan Blakestad does have the representation in behalf of whom he acts, and such representation is legal according to the authentic documents he showed and have been mentioned and transcribed in this legend.

7.  The appearing individuals have signed this legend of ratification before me in approval thereof, in Magdalena de Kino, Sonora on the 13th (thirteenth) of November 2007 (two thousand seven). I Certify.

(Signed)

(Signed)

       Cesar Octavio Albelais Boido

        Delfina Yolanda Leon Reyes

To grant her irrevocable and unconditional

Spouse consent to Cesar Octavio Albelais

Boido.

(Signed)

(Signed)

Jassany Margarita Albelais

Carlos Damian Arvizu Romero

Valenzuela

To grant his irrevocable and unconditional

Spouse consent to Jassany Margarita

Albelais Valenzuela

(Signed)

Minera LSG S.A. de C.V.

Represented by

Rodney Alan Blakestad

(Signed)

Juan José Duarte Bravo

(Trnslator)

Witnesses:

           (Signed)

       (Signed)

CARLOS LORENZO ALBELAIS BOIDO

MARIA CECILIA RIVERA CHIAPA

NOTARY PUBLIC NUMBER 8

Magdalena de Kino, Sonora

(Signed)

Licenciado Francisco Alfonso Corella Zamudio